UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World Income

        Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock World Income Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2014, the Fund underperformed its benchmark index, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•

The Fund underperformed the benchmark index due to duration positioning (interest rate risk strategies) in Europe, the United States and Japan. These positions were initiated at the start of the period, when a positive economic outlook and marked improvement in sentiment suggested that yields in “safe haven” countries would come under pressure in 2014. However, as the period progressed, these trends reversed and global bond yields rallied lower and remained range-bound in the second half of the period, resulting in a major detraction from the Fund’s performance.

•

Conversely, the Fund’s allocation to emerging markets had a positive impact on performance as the asset class rallied during the period. Moderate allocations to high yield debt and investment grade credit within financials and industrials also positively impacted performance.

•

The Fund used derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, financial future contracts and foreign currency transactions negatively impacted from performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund took some profits on debt positions in peripheral European countries including Italy, Spain and Portugal. This resulted in the Fund moving from an overweight to a roughly neutral weighting in these exposures relative to the benchmark index. However, the Fund continued to maintain its long-standing overweight in subordinated European bank debt.

•

Given historically tight valuations in global fixed income credit markets during the period, the Fund maintained an elevated cash position in order to decrease portfolio risk and remain prepared to increase fixed income exposures as better valuations emerged in the market. The Fund’s cash balance did not have a material impact on performance for the period.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s positioning reflected a cautious view of the global bond market environment. Relative to the JP Morgan Global Government Bond Broad Index, the Fund held a neutral weighing in the European periphery. However, the Fund continued to maintain its long-standing overweight in subordinated European bank debt. Portfolio management remained cognizant not only of the recent spread compression for peripheral European government bonds, but also the switch in market focus from economic fundamentals to central bank support in the eurozone.

•

The Fund held overweight positions in Germany and Australia and underweights in the United States and Japan. The Fund also held an allocation to emerging markets given a positive outlook for the asset class.

•	With credit spreads at historically tight levels across fixed income sectors broadly, security selection remains a key focus for generating positive performance in the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in U.S. currency.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.16%	1.11%	1.46%	4.16%	N/A	5.16%	N/A	5.65%	N/A
Investor A	0.91	0.85	1.19	3.94	(0.22)%	4.90	4.04%	5.40	4.97%
Investor B	0.30	0.30	0.83	3.27	(0.73)	4.34	4.00	4.83	4.83
Investor C	0.18	0.09	0.81	3.15	2.15	4.13	4.13	5.45	5.45
Investor C1	0.33	0.33	0.87	3.27	2.27	4.28	4.28	4.80	4.80
J.P. Morgan Global Government Bond Broad Index	—	—	5.18	6.99	N/A	3.80	N/A	4.97	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,014.60	$4.85	$1,000.00	$1,019.98	$4.86	0.97%
Investor A	$1,000.00	$1,011.90	$5.94	$1,000.00	$1,018.89	$5.96	1.19%
Investor B	$1,000.00	$1,008.30	$9.51	$1,000.00	$1,015.32	$9.54	1.91%
Investor C	$1,000.00	$1,008.10	$9.76	$1,000.00	$1,015.08	$9.79	1.96%
Investor C1	$1,000.00	$1,008.70	$9.16	$1,000.00	$1,015.67	$9.20	1.84%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These Shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These Shares are only available through dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

Portfolio Information

As of June 30, 2014

Portfolio Composition	Percent of Long-Term Investments

Foreign Agency Obligations	42%
Corporate Bonds	32
U.S. Treasury Obligations	10
Preferred Securities	7
Asset-Backed Securities	4
Municipal Bonds	3
Non-Agency Mortgage-Backed Securities	1
Common Stocks	1

Geographic Allocation	Percent of Long-Term Investments

United States	23%
Germany	21
Australia	8
United Kingdom	7
South Korea	5
Netherlands	4
Slovenia	4
France	4
Italy	3
Luxembourg	3
Brazil	2
Japan	2
Portugal	2
Ireland	2
Switzerland	2
Other[1]	8

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	7

Schedule of Investments June 30, 2014 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Canada — 0.2%
Ainsworth Lumber Co. Ltd. (a)(b)		47,014	$122,046
Ainsworth Lumber Co. Ltd. (a)		65,864	170,979

			293,025
United States — 0.2%
HealthSouth Corp.		122	4,376
NewPage Corp.		2,540	190,500

			194,876
Total Common Stocks — 0.4%			487,901

Asset-Backed Securities		Par (000)
Australia — 0.4%
SMART Trust, Series 2014-2E, Class AE, 0.59%, 6/14/21 (c)	EUR	400	547,775
France — 0.2%
Cars Alliance Funding PLC, Series 2012-F1F, Class A, 1.38%, 9/25/21		21	28,996
Driver France 1 FCT, Series 1, Class B, 0.91%, 10/21/20 (c)		100	137,049
FCT Copernic, Series 2012-1, Class A1, 1.16%, 9/25/29 (c)		101	138,822

			304,867
Germany — 0.2%
Driver Ten GmbH, Series 10, Class A, 0.36%, 3/21/19 (c)		191	261,440
Red & Black TME Germany 1 UG, Series 1, Class A, 0.66%, 1/15/23 (c)		33	45,351

			306,791
Italy — 1.0%
Asset-Backed European Securitisation Transaction Srl, Series 9, Class A, 0.98%, 12/10/28		255	349,221
Auto ABS Compartiment, Series 2012-2, Class A, 2.80%, 4/27/25		229	316,679
Berica PMI Srl, Series 1, Class A1X, 2.72%, 5/31/57 (c)		118	163,867
Asset-Backed Securities		Par (000)	Value
Italy (concluded)
Sunrise Srl, Series 2014-1, Class A, 1.13%, 5/27/31 (c)	EUR	300	$411,078

			1,240,845
Luxembourg — 0.2%
Bumper 2 SA, Series 2011-2, Class A, 1.36%, 2/23/23 (c)		168	231,107
Netherlands — 0.0%
Highway BV, Series 2012-1, Class A, 1.20%, 3/26/24 (c)		25	34,505
Portugal — 0.7%
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes SME, Series 3, Class A, 2.26%, 12/28/43 (c)		283	389,921
Volta II Electricity Receivables, 2.98%, 2/16/18		384	526,989

			916,910
United Kingdom — 0.8%
Atlantes, Ltd./Atlantes Finance PLC, Series 6, Class A, 2.62%, 3/20/33 (c)		149	206,200
Bumper 2 SA, Series 2012-5 (c):
Class A1, 1.31%, 6/20/22		52	71,487
Class A2, 1.89%, 6/20/22	GBP	52	89,378
E CARAT 2 PLC, Series 2, Class A, 1.04%, 10/18/21 (c)		120	205,375
Turbo Finance 2 PLC, Series 2012-1:
Class A, 1.89%, 2/20/19 (c)		1	885
Class B, 5.50%, 2/20/19		195	338,916
Turbo Finance 3 PLC, Series 3, Class A, 1.09%, 11/20/19 (c)		28	47,561

			959,802
United States — 0.1%
Santander Drive Auto Receivables, Series 2012-3, Class A3, 1.08%, 4/15/16	USD	26	25,744
SLM Student Loan Trust, Series 2012-C, Class A1, 1.25%, 8/15/23 (b)(c)		142	143,438

			169,182
Total Asset-Backed Securities — 3.6%			4,711,784

Portfolio Abbreviations

ABS	Asset-Backed Security	GBP	British Pound	MXIBOR	Mexico Interbank Offered Rate
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	NYSE	New York Stock Exchange
AUD	Australian Dollar	HUF	Hungarian Forint	OIS	Overnight Indexed Swap
BUBOR	Budapest Interbank Offer Rate	INR	Indian Rupee	OTC	Over-the-Counter
CAD	Canadian Dollar	JPY	Japanese Yen	PLN	Polish Zloty
CHF	Swiss Franc	JSC	Joint Stock Company	RB	Revenue Bonds
CNY	Chinese Renminbi	KRW	South Korean Won	SHIBOR	Shanghai Interbank Offered Rate
EUR	Euro	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
EURIBOR	Euro Interbank Offered Rate	LIFFE	London International Financial Futures and Options Exchange	USD	U.S. Dollar
				WIBOR	Warsaw Interbank Offered Rate
				ZAR	South African Rand

See Notes to Financial Statements.

8	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Australia — 0.3%
CNOOC Curtis Funding No. 1 Property Ltd., 4.50%, 10/03/23 (b)	USD	420	$440,611
Brazil — 1.7%
Petrobras International Finance Co.:
3.88%, 1/27/16		1,610	1,659,990
5.75%, 1/20/20		510	545,088

			2,205,078
Denmark — 0.1%
Danske Bank A/S, 5.75% (c)(d)	EUR	100	142,407
France — 2.1%
BNP Paribas SA, 2.88%, 3/20/26 (c)		465	645,483
Casino Guichard Perrachon SA, 3.25%, 3/07/24		300	437,895
Numericable Group SA, 6.00%, 5/15/22	USD	210	218,400
Renault SA:
4.63%, 9/18/17	EUR	339	507,622
3.13%, 3/05/21		380	545,742
Societe Generale SA, 6.75% (c)(d)		235	337,875

			2,693,017
Germany — 0.3%
Deutsche Bank AG, 6.00% (c)(d)		300	412,298
Hong Kong — 0.3%
Bao-trans Enterprises Ltd., 3.75%, 12/12/18	USD	445	454,181
India — 0.9%
Canara Bank, 5.25%, 10/18/18		213	227,631
NTPC Ltd., 4.75%, 10/03/22		380	384,719
Power Grid Corp. of India Ltd., 3.88%, 1/17/23		280	267,479
Syndicate Bank, 3.88%, 12/04/19		339	337,220

			1,217,049
Ireland — 1.1%
Aquarius and Investments PLC for Swiss Reinsurance Co. Ltd., 6.38%, 9/01/24 (c)		200	214,000
Aquarius and Investments PLC for Zurich Insurance Co. Ltd., 4.25%, 10/02/43 (c)	EUR	130	193,047
Bank of Ireland, 2.00%, 5/08/17		340	466,108
ESB Finance Ltd., 3.49%, 1/12/24		180	274,408
Sibur Securities Ltd., 3.91%, 1/31/18	USD	265	255,063

			1,402,626
Italy — 2.0%
Banca Monte dei Paschi di Siena SpA, 2.88%, 4/16/22	EUR	395	559,396
Davide Campari-Milano SpA:
5.38%, 10/14/16		150	222,433
4.50%, 10/25/19		330	501,647
Telecom Italia SpA:
4.50%, 9/20/17		410	603,946
6.13%, 12/14/18		200	313,816
4.88%, 9/25/20		260	387,860

			2,589,098
Kazakhstan — 0.7%
KazMunayGas National Co. JSC, 7.00%, 5/05/20 (b)	USD	800	910,000
Corporate Bonds	Par (000)		Value
Luxembourg — 2.2%
ArcelorMittal, 6.13%, 6/01/18	USD	148	$162,430
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	570	791,366
Gazprom Neft OAO Via GPN Capital SA, 2.93%, 4/26/18		265	359,689
Gazprom OAO Via Gaz Capital SA, 8.13%, 7/31/14	USD	510	512,315
GELF Bond Issuer I SA, 3.13%, 4/03/18	EUR	470	679,229
HeidelbergCement Finance Luxembourg SA, 7.50%, 10/31/14		300	419,579

			2,924,608
Netherlands — 1.6%
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24 (b)	USD	232	240,712
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.63%, 5/23/29	GBP	210	355,644
HeidelbergCement Finance BV, 8.00%, 1/31/17	EUR	281	447,688
Louis Dreyfus Commodities BV, 4.00%, 12/04/20		365	520,086
NN Group NV, 4.63%, 4/08/44 (c)		110	157,305
Schaeffler Finance BV, 3.50%, 5/15/22		232	319,425

			2,040,860
Portugal — 0.9%
Banco Espirito Santo SA, 4.00%, 1/21/19		300	402,665
Banco Santander Totta SA, 1.50%, 4/03/17		300	415,398
Galp Energia SGPS SA, 4.13%, 1/25/19		200	293,030

			1,111,093
Saudi Arabia — 0.4%
Dar Al-Arkan Sukuk Co. Ltd., 5.75%, 5/24/18	USD	510	503,625
Spain — 0.8%
Bankia SA:
3.50%, 1/17/19	EUR	400	582,056
4.00%, 5/22/24 (c)		300	408,498

			990,554
Switzerland — 1.4%
Credit Suisse AG:
6.25% (d)	USD	365	367,281
6.50%, 8/08/23		300	333,000
UBS AG:
4.75%, 5/22/23 (c)		265	271,294
5.13%, 5/15/24		345	345,863
4.75%, 2/12/26 (c)	EUR	305	444,219

			1,761,657
United Arab Emirates — 1.2%
Emirates Airline, 4.50%, 2/06/25	USD	1,215	1,190,700
Emirates Telecommunications Corp., 2.75%, 6/18/26	EUR	259	354,649

			1,545,349
United Kingdom — 2.8%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	255	491,831
Aon PLC, 2.88%, 5/14/26	EUR	125	175,409
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	505	935,558
Fidelity International Ltd., 7.13%, 2/13/24		200	403,300

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United Kingdom (concluded)
HSBC Holdings PLC, 5.25%, 3/14/44	USD	250	$267,700
Lloyds Banking Group PLC, 6.38% (c)(d)	EUR	200	291,250
Nationwide Building Society, 6.88% (c)(d)	GBP	125	219,273
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (b)	USD	800	892,798

			3,677,119
United States — 7.1%
Bank of America Corp.:
4.00%, 4/01/24		500	510,116
Series L, 1.35%, 11/21/16		190	190,559
Series V, 5.13% (c)(d)		520	518,052
Comcast Corp., 4.75%, 3/01/44		205	216,820
Continental Resources, Inc., 3.80%, 6/01/24 (b)		445	449,808
COX Communications, Inc., 8.38%, 3/01/39 (b)		250	350,264
Delphi Corp., 5.00%, 2/15/23		895	962,125
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)		440	482,178
General Motors Co., 6.25%, 10/02/43 (b)		179	205,403
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17		233	237,009
JPMorgan Chase & Co., 3.63%, 5/13/24		590	592,365
NewPage Corp., 11.38%, 12/31/14 (a)(e)		586	—
QVC, Inc.:
5.13%, 7/02/22		86	91,561
4.85%, 4/01/24		645	674,473
5.95%, 3/15/43		170	182,513
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		640	664,000
SLM Corp., 3.88%, 9/10/15		93	94,860
Verizon Communications, Inc.:
4.50%, 9/15/20		546	600,596
5.15%, 9/15/23		788	881,845
3.25%, 2/17/26	EUR	200	297,390
6.55%, 9/15/43	USD	413	519,736
Wanda Properties International Co., Ltd., 7.25%, 1/29/24		447	471,339

			9,193,012
Total Corporate Bonds — 27.9%			36,214,242

Foreign Agency Obligations
Australia — 6.3%
Australia Government Bond:
5.75%, 5/15/21	AUD	1,105	1,201,337
5.75%, 7/15/22		120	131,819
4.75%, 4/21/27		450	466,892
New South Wales Treasury Corp., Series C1B1, 2.75%, 11/20/25		3,640	4,674,362
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17		1,595	1,648,965

			8,123,375
Brazil — 0.3%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23 (b)	USD	352	378,400
Foreign Agency Obligations	Par (000)		Value
Canada — 0.3%
Canadian Government Bond, 4.00%, 6/01/41	CAD	325	$373,541
Finland — 0.7%
Nordic Investment Bank, 6.00%, 8/20/14	AUD	950	899,589
Germany — 17.4%
Bundesobligation, 0.25%, 4/13/18	EUR	140	192,172
Bundesrepublik Deutschland:
3.50%, 7/04/19		275	435,850
1.50%, 5/15/23		2,350	3,333,087
2.00%, 8/15/23		2,100	3,095,796
1.75%, 2/15/24		340	488,496
Bundesschatzanweisungen, 0.00%, 12/11/15 (f)		10,595	14,499,032
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD	490	517,750

			22,562,183
Indonesia — 0.3%
Indonesia Government International Bond, 6.75%, 1/15/44	USD	200	230,000
Perusahaan Penerbit SBSN Indonesia, 6.13%, 3/15/19 (b)		201	223,361

			453,361
Japan — 1.7%
Japan Government Twenty Year Bond, 1.50%, 3/20/34	JPY	220,000	2,204,072
Slovenia — 3.4%
Slovenia Government International Bond:
2.75%, 3/17/15	EUR	330	458,466
4.13%, 2/18/19 (b)	USD	567	597,306
5.85%, 5/10/23		960	1,077,600
5.25%, 2/18/24 (b)		555	596,625
5.25%, 2/18/24		300	322,500
Slovenia Ministry of Finance Treasury Bill, 0.00%, 10/16/14 (f)	EUR	960	1,312,554

			4,365,051
South Africa — 0.7%
South Africa Government Bond:
6.50%, 2/28/41	ZAR	8,535	598,445
8.75%, 2/28/48		3,410	309,186

			907,631
South Korea — 3.9%
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW	1,845,499	1,898,651
Korea Treasury Bond, 5.00%, 9/10/14		3,203,000	3,179,660

			5,078,311
Spain — 0.3%
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	400	383,225
Turkey — 0.6%
Turkey Government Bond, 8.8%, 9/27/23	TRY	1,775	841,169
United Kingdom — 0.9%
United Kingdom Gilt:
4.25%, 12/07/55	GBP	190	390,495
3.50%, 7/22/68		445	786,126

			1,176,621
Total Foreign Agency Obligations — 36.8%			47,746,529

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)			Value
United States — 2.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	USD	280		$301,440
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)		180		184,291
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42		140		145,120
City of New York New York Municipal Water & Sewer System, Refunding RB, Fiscal 2013, Series BB, 5.00%, 6/15/47		225		244,370
City of New York New York Water & Sewer System, Refunding RB, 5.00%, 6/15/47		160		175,792
County of Broward Florida Airport System, RB, 5.00%, 10/01/42		165		176,611
County of Miami-Dade Florida Aviation, Refunding RB, AMT, Series A, 5.00%, 10/01/38		280		283,030
Dallas/Fort Worth International Airport, RB, Series A, 5.00%, 11/01/45		315		327,480
Port Authority of New York & New Jersey, RB, Consolidated, 168th Series, 4.93%, 10/01/51		90		99,562
State of California, GO, Various Purposes, Series 3, 5.95%, 4/01/16		850		928,378
University of Massachusetts Building Authority, Refunding RB, 5.00%, 11/01/44		90		101,620
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 5.50%, 1/01/42		120		127,327
Total Municipal Bonds — 2.4%				3,095,021

Non-Agency Mortgage-Backed Securities
Ireland — 0.4%
German Residential Funding 2013-2, Ltd., Series 2013-2, Class E, 4.07%, 11/27/24 (c)	EUR	116		163,949
German Residential Funding PLC, Series 2013-1, Class D, 3.82%, 8/27/24 (c)		148		210,649
Talisman Finance Ltd., Series 7, Class A, 0.53%, 4/22/17 (c)		89		121,033

				495,631
Netherlands — 0.2%
Storm BV, Class A1 (c):
Series 2013-4, 0.78%, 10/22/53		84		115,528
Series 2014-2, 0.50%, 3/22/51		100		136,964

				252,492
United Kingdom — 0.6%
Fosse Master Issuer PLC, Series 2014-1X, Class A2, 0.89%, 10/18/54 (c)	GBP	264		451,810
London & Regional Debt Securitisation No 1 PLC, Series 1, Class A, 4.78%, 10/15/17 (c)		94		163,154
Non-Agency Mortgage-Backed Securities	Par (000)			Value
United Kingdom (concluded)
Taurus PLC, Series 2013-GMF1, Class D, 3.07%, 5/21/24 (c)	EUR	134		$187,819

				802,783
Total Non-Agency Mortgage-Backed Securities — 1.2%				1,550,906

U.S. Treasury Obligations
United States — 8.9%
U.S. Treasury Notes:
0.25%, 5/31/15	USD	2,576		2,579,220
0.25%, 11/30/15		1,195		1,195,514
1.00%, 5/31/18		6,225		6,157,403
1.38%, 7/31/18		1,200		1,201,500
2.00%, 2/15/23		403		391,288
Total U.S. Treasury Obligations — 8.9%				11,524,925

Other Interests (g)		Beneficial Interest (000)
United States — 0.3%
Adelphia Preferred Escrow		575		6
Stanley Martin, Class B Membership Units		—	(h)	366,000
Total Other Interests — 0.3%				366,006

Preferred Securities

Capital Trusts		Par (000)
France — 1.0%
Electricite de France SA (c)(d):
5.00%		100		147,008
5.38%		500		759,106
GDF Suez, Series NC5, 3.00% (c)(d)		300		414,169

				1,320,283
Germany — 1.6%
Allianz SE, 4.75% (c)(d)		300		446,220
EnBW Energie Baden-Wuerttemberg AG, 3.63%, 4/02/76 (c)		290		396,589
Volkswagen International Finance NV (c)(d):
3.75%		270		384,004
4.63%		550		792,232

				2,019,045
Netherlands — 1.0%
Generali Finance BV (c)(d):
5.32%		450		637,752
5.48%		200		285,774
Swiss Reinsurance Co. via ELM BV, 5.25% (c)(d)		250		359,013

				1,282,539

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
United Kingdom — 1.2%
Legal & General Group PLC, 5.88% (c)(d)	USD	470	$864,685
NGG Finance PLC, 4.25%, 6/18/76 (c)		250	364,576
SSE PLC, 5.03% (c)(d)		270	383,129

			1,612,390
United States — 1.1%
JPMorgan Chase & Co., 6.75% (c)(d)		295	317,494
Morgan Stanley, Series H, 5.45% (c)(d)		225	229,104
State Street Capital Trust IV, 1.23%, 6/15/37 (c)		440	374,000
Wells Fargo & Co., Series S, 5.90% (c)(d)		490	519,767

			1,440,365
Total Preferred Securities — 5.9%			7,674,622

Warrants — 0.1% (i)		Shares
Republic of Venezuela Oil Obligations (Expires 4/15/20)		3,000	75,000
Total Long-Term Investments (Cost — $107,545,713) — 87.5%			113,446,936
Short-Term Securities		Shares	Value
Money Market Funds — 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (j)(k)		287,559	$287,559

U.S. Treasury Obligations		Par (000)
U.S. Treasury Bills (l):
0.11%, 12/11/14	USD	860	859,843
0.00%, 5/28/15		13,000	12,989,808
Total U.S. Treasury Obligations — 10.7%			13,849,651
Total Short-Term Securities (Cost — $14,136,019) — 10.9%			14,137,210
Options Purchased (Cost — $37,969) — 0.0%			18,326
Total Investments (Cost — $121,719,701) — 98.4%			127,602,472
Other Assets Less Liabilities — 1.6%			2,102,915

Net Assets — 100.0%			$129,705,387

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Zero-coupon bond.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Amount is less than $500.
(i)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(j)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,028,342	(2,740,783)	287,559	$399

(k)	Represents the current yield as of report date.
(l)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
7	German Euro Buxl Futures	Eurex	September 2014	USD	1,290,730	$27,021
(30)	2-Year U.S. Treasury Bond	Chicago Board of Trade	September 2014	USD	6,587,813	(2,878)
(20)	3-Year Australian Treasury Bonds	Australian Securities Exchange	September 2014	USD	2,064,660	(12,537)
(143)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	USD	17,082,914	15,787
(65)	10-Year Australian Treasury Bonds	Australian Securities Exchange	September 2014	USD	7,383,957	(155,723)
(9)	10-Year Canadian Government Treasury Bonds	Montreal	September 2014	USD	1,146,919	(9,716)
(4)	10-Year Japanese Government Treasury Bonds	Tokyo Stock Exchange	September 2014	USD	5,750,950	(22,124)
(105)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	USD	13,143,047	(5,487)

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)

Financial futures contracts outstanding as of June 30, 2014 were as follows (concluded):

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(15)	German Euro BOBL Futures	Eurex	September 2014	USD	2,631,727	$(15,625)
(42)	German Euro BTP Futures	Eurex	September 2014	USD	6,348,596	(33,404)
(62)	German Euro Bund Futures	Eurex	September 2014	USD	12,480,652	(180,288)
(56)	German Euro Schatz Futures	Eurex	September 2014	USD	8,485,499	(4,668)
(58)	Long Gilt Bond Future	NYSE LIFFE	September 2014	USD	10,910,790	(3,053)
(23)	Long U.S. Treasury Bond	Chicago Board of Trade	September 2014	USD	3,155,312	18,841
Total						$(383,854)

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	477,000	USD	646,148	Barclays Bank PLC	7/03/14	$7,011
EUR	477,000	USD	649,112	BNP Paribas S.A.	7/03/14	4,047
EUR	477,000	USD	645,305	Deutsche Bank AG	7/03/14	7,854
EUR	477,000	USD	648,708	Deutsche Bank AG	7/03/14	4,451
USD	647,226	EUR	477,000	Barclays Bank PLC	7/03/14	(5,933)
USD	650,360	EUR	477,000	BNP Paribas S.A.	7/03/14	(2,798)
USD	650,633	EUR	477,000	BNP Paribas S.A.	7/03/14	(2,526)
USD	647,396	EUR	477,000	Deutsche Bank AG	7/03/14	(5,762)
USD	651,254	EUR	477,000	Deutsche Bank AG	7/03/14	(1,904)
EUR	150,000	USD	204,718	Barclays Bank PLC	7/07/14	681
GBP	175,000	USD	298,465	Deutsche Bank AG	7/07/14	1,018
USD	45,357,601	EUR	33,400,000	UBS AG	7/07/14	(377,889)
USD	6,852,605	GBP	4,020,000	Deutsche Bank AG	7/07/14	(26,955)
USD	1,500,684	JPY	152,983,000	Barclays Bank PLC	7/07/14	(9,495)
AUD	70,000	USD	65,532	The Bank of New York Mellon	7/23/14	375
TRY	452,300	USD	215,185	Deutsche Bank AG	7/23/14	(2,674)
USD	9,108,253	AUD	9,738,000	Deutsche Bank AG	7/23/14	(60,404)
USD	1,704,198	CAD	1,875,000	Deutsche Bank AG	7/23/14	(52,088)
USD	508,719	TRY	1,083,000	Deutsche Bank AG	7/23/14	(124)
USD	309,804	TRY	656,000	Deutsche Bank AG	7/23/14	1,586
USD	220,442	TRY	474,000	Deutsche Bank AG	7/23/14	(2,265)
USD	547,206	ZAR	5,767,000	Deutsche Bank AG	7/23/14	6,825
USD	32,609	ZAR	342,000	Deutsche Bank AG	7/23/14	562
USD	144,541	ZAR	1,548,000	Deutsche Bank AG	7/23/14	(511)
USD	114,317	ZAR	1,192,000	UBS AG	7/23/14	2,623
USD	29,768	ZAR	311,000	UBS AG	7/23/14	627
USD	5,519,252	KRW	5,676,827,000	Barclays Bank PLC	8/11/14	(83,541)
AUD	1,004,000	USD	941,662	Deutsche Bank AG	8/22/14	1,632
AUD	135,000	USD	126,425	Deutsche Bank AG	8/22/14	412
AUD	385,000	USD	360,595	Deutsche Bank AG	8/22/14	1,126
CNY	37,385,085	USD	6,034,232	BNP Paribas S.A.	8/22/14	29,804
CNY	1,440,000	USD	231,959	Citibank N.A.	8/22/14	1,616
EUR	150,000	USD	204,795	Barclays Bank PLC	8/22/14	640
EUR	7,984,000	USD	10,946,375	BNP Paribas S.A.	8/22/14	(11,781)
EUR	268,000	USD	363,090	Morgan Stanley & Co. International PLC	8/22/14	3,953
GBP	3,686,000	USD	6,199,907	Barclays Bank PLC	8/22/14	105,775
GBP	740,000	USD	1,246,781	Deutsche Bank AG	8/22/14	19,146
GBP	201,000	USD	336,852	Morgan Stanley & Co. International PLC	8/22/14	7,001
HUF	133,900,000	USD	603,025	Deutsche Bank AG	8/22/14	(12,162)
INR	37,800,000	USD	630,105	Citibank N.A.	8/22/14	(5,815)
KRW	165,600,000	USD	161,404	UBS AG	8/22/14	1,957
PLN	5,780,000	USD	1,882,430	HSBC Bank PLC	8/22/14	14,673
TRY	1,350,000	USD	626,625	Morgan Stanley & Co. International PLC	8/22/14	3,841
USD	1,243,622	AUD	1,336,000	Deutsche Bank AG	8/22/14	(11,597)
USD	325,659	AUD	355,000	Deutsche Bank AG	8/22/14	(7,876)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	13

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	328,093	AUD	358,000	Deutsche Bank AG	8/22/14	$(8,261)
USD	1,863,316	CAD	2,032,000	Royal Bank of Scotland PLC	8/22/14	(38,630)
USD	212,509	CHF	190,000	Barclays Bank PLC	8/22/14	(1,836)
USD	8,596,188	CHF	7,652,000	Deutsche Bank AG	8/22/14	(36,255)
USD	390,358	CHF	351,000	Morgan Stanley & Co. International PLC	8/22/14	(5,615)
USD	602,421	EUR	441,000	Deutsche Bank AG	8/22/14	(1,556)
USD	1,689,523	EUR	1,241,000	HSBC Bank PLC	8/22/14	(10,105)
USD	2,476,173	HUF	553,400,000	Barclays Bank PLC	8/22/14	34,173
USD	1,891,125	JPY	191,800,000	Credit Suisse International	8/22/14	(2,866)
USD	2,037,068	JPY	207,400,000	Deutsche Bank AG	8/22/14	(10,970)
USD	160,980	KRW	165,600,000	HSBC Bank PLC	8/22/14	(2,381)
Total						$(539,166)

•	OTC options purchased as of June 30, 2014 were as follows:

Description	Counterparty	Put/ Call		Strike Price	Expiration Date	Notional Amount (000)		Market Value
EUR Currency Call	UBS AG	Call	EUR	1.36	7/03/14	EUR	1,846	$17,684
EUR Currency Put	UBS AG	Put	EUR	1.36	7/03/14	EUR	1,846	642
Total								$18,326

•	Centrally cleared credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Issuer	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Depreciation
iTraxx, Series 21, Version 1	1.00%	InterContinental Exchange	6/20/19	EUR 680	$(593)

•	Centrally cleared interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearing house	Expiration Date	Notional Amount (000)	Unrealized Appreciation Depreciation
2.21%[1]	3-Month LIBOR	Chicago Mercantile	6/18/19	GBP 1,610	$(5,666)
2.67%[1]	3-Month LIBOR	Chicago Mercantile	6/30/24	USD 775	(3,736)
2.63%[1]	3-Month LIBOR	Chicago Mercantile	7/01/24	USD 1,490	(1,674)
2.49%[2]	3-Month LIBOR	Chicago Mercantile	4/07/44	EUR 1,065	103,870
2.53%[1]	6-Month EURIBOR	Chicago Mercantile	4/07/64	EUR 805	(118,436)
Total					$(25,642)

[1] Fund pays the fixed rate and receives the floating rate.
[2] Fund pays the floating rate and receives the fixed rate.

•	OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Depreciation
FirstEnergy Corp.	1.00%	Deutsche Bank AG	3/20/18	USD 480	$(5,582)	$4,556	$(10,138)
Compagnie de Saint Gobain SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR 730	(20,592)	17,930	(38,522)
Hewlett-Packard Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD 321	(5,521)	7,970	(13,491)
Hewlett-Packard Co.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	USD 470	(7,304)	5,175	(12,479)
Koninklijke KPN NV	1.00%	Citibank N.A.	3/20/19	EUR 235	(2,774)	2,411	(5,185)
Koninklijke KPN NV	1.00%	Credit Suisse International	3/20/19	EUR 175	(2,066)	1,588	(3,654)
Koninklijke KPN NV	1.00%	Deutsche Bank AG	3/20/19	EUR 130	(1,535)	1,256	(2,791)
Tesco PLC	1.00%	Goldman Sachs International	3/20/19	EUR 90	(1,573)	(442)	(1,131)
Tesco PLC	1.00%	Deutsche Bank AG	6/20/19	EUR 60	(925)	(238)	(687)

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)

OTC credit default swaps — buy protection outstanding as of June 30, 2014 were as follows (concluded):

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Depreciation
Tesco PLC	1.00%	Deutsche Bank AG	6/20/19	EUR 60	$(925)	$(120)	$(805)
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD 214	1,714	4,259	(2,545)
Dow Jones CDX North America Emerging Markets Index, Series 21 version 1	5.00%	Citibank N.A.	6/20/19	USD 2,325	(279,468)	(253,938)	(25,530)
Total					$(326,551)	$(209,593)	$(116,958)

•	OTC credit default swaps — sold protection outstanding as of June 30, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade Index Series 19, Version 1	1.00%	Deutsche Bank AG	12/20/17	BBB+	USD 640	$13,679	$4,503	$9,176
Solvay SA	1.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB+	EUR 510	15,661	(3,474)	19,135
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	6/20/18	BBB	USD 260	5,421	(4,261)	9,682
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	6/20/18	BBB	USD 510	10,633	(7,985)	18,618
FirstEnergy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BB+	USD 315	2,705	(8,391)	11,096
J. Sainsbury PLC	1.00%	Goldman Sachs International	3/20/19	NR	EUR 90	422	(658)	1,080
J. Sainsbury PLC	1.00%	Deutsche Bank AG	6/20/19	NR	EUR 60	70	(589)	659
J. Sainsbury PLC	1.00%	Deutsche Bank AG	6/20/19	NR	EUR 60	70	(707)	777
Vodafone Group PLC	1.00%	Bank of America N.A.	6/20/19	A-	EUR 130	4,031	3,192	839
British Telecommunic-ations PLC	1.00%	Bank of America N.A.	6/20/19	BBB	EUR 140	4,373	3,628	745
Vodafone Group PLC	1.00%	Morgan Stanley Capital Services	6/20/19	A-	EUR 150	4,652	3,782	870
British Sky Broadcasting Group PLC	1.00%	Credit Suisse International	9/20/19	BBB+	EUR 170	92	1,164	(1,072)
British Sky Broadcasting Group PLC	1.00%	Credit Suisse International	9/20/19	BBB+	EUR 90	49	445	(396)
Total						$61,858	$(9,351)	$71,209

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of June 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.91%[3]	1-Day OIS	Deutsche Bank AG	N/A	1/04/16	BRL 1,755	$6,818	$(460)	$7,278
12.20%[3]	1-Day OIS	Bank of America N.A.	N/A	1/04/16	BRL 992	6,322	(32)	6,354
11.74%[3]	1-Day OIS	Bank of America N.A.	N/A	1/04/16	BRL 1,558	5,478	(55)	5,533
11.95%[3]	1-Day OIS	Deutsche Bank AG	N/A	1/04/16	BRL 784	3,174	(413)	3,587
11.18%[3]	1-Day OIS	Deutsche Bank AG	N/A	1/04/16	BRL 2,125	99	(39)	138
4.70%[3]	1-Month MXIBOR	Deutsche Bank AG	3/27/15[5]	3/25/16	MXN 49,780	27,627	—	27,627
7.21%[3]	3-Month BA	Deutsche Bank AG	6/19/15[5]	6/19/16	ZAR 15,700	(774)	—	(774)
3.63%[4]	6-Month WIBOR	JPMorgan Chase Bank N.A.	N/A	3/27/19	PLN 3,350	(36,717)	—	(36,717)
4.05%[4]	CNY SHIBOR	Deutsche Bank AG	N/A	6/27/19	CNY 5,505	2,130	32	2,098
5.18%[4]	6-Month BUBOR	Deutsche Bank AG	N/A	11/06/23	HUF 85,000	(45,379)	—	(45,379)
5.51%[4]	6-Month BUBOR	Citibank N.A.	N/A	12/09/23	HUF 70,063	(45,604)	—	(45,604)
Total						$(76,826)	$(967)	$(75,859)

[3] Fund pays the fixed rate and receives the floating rate.
[4] Fund pays the floating rate and receives the fixed rate.
[5] Forward swap.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	15

Schedule of Investments (continued)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$175,355	$122,046	$190,500	$487,901
Asset-Backed Securities	—	4,164,009	547,775	4,711,784
Corporate Bonds	—	36,214,242	—	36,214,242
Foreign Agency Obligations	—	47,746,529	—	47,746,529
Municipal Bonds	—	3,095,021	—	3,095,021
Non-Agency Mortgage-Backed Securities	—	1,550,906	—	1,550,906
U.S. Treasury Obligations	—	11,524,925	—	11,524,925
Other Interests	—	—	366,006	366,006
Preferred Securities	—	7,674,622	—	7,674,622
Warrants	—	—	75,000	75,000
Options purchased:
Foreign currency contracts	—	18,326	—	18,326
Short-Term Securities:
Money Market Funds	287,559	—	—	287,559
U.S. Treasury Obligations	—	13,849,651	—	13,849,651

Total	$462,914	$125,960,277	$1,179,281	$127,602,472

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Credit contracts	—	$72,677	—	$72,677
Foreign currency exchange contracts	—	263,409	—	263,409
Interest rate contracts	$61,649	156,485	—	218,134
Liabilities:
Credit contracts	—	(119,019)	—	(119,019)
Foreign currency exchange contracts	—	(802,575)	—	(802,575)
Interest rate contracts	(445,503)	(257,986)	—	(703,489)

Total	$(383,854)	$(687,009)	—	$(1,070,863)

[1] Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Schedule of Investments (concluded)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,138,998	—	—	$1,138,998
Cash pledged for centrally cleared swaps	110,000	—	—	110,000
Foreign currency at value	1,437,246	—	—	1,437,246
Liabilities:
Bank overdraft	—	$(53,702)	—	(53,702)

Total	$2,686,244	$(53,702)	—	$2,632,542

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	17

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $121,432,142)	$127,314,913
Investments at value — affiliated (cost — $287,559)	287,559
Cash pledged for financial futures contracts	1,138,998
Foreign currency at value (cost — $1,432,589)	1,437,246
Interest receivable	1,004,374
Unrealized appreciation on forward foreign currency exchange contracts	263,409
Capital shares sold receivable	262,755
Investments sold receivable	199,905
Unrealized appreciation on OTC swaps	125,292
Cash pledged for centrally cleared swaps	110,000
Swaps receivable	94,802
Swap premiums paid	61,891
Variation margin receivable on centrally cleared swaps	44,857
Variation margin receivable on financial futures contracts	5,863
Dividends receivable	22
Prepaid expenses	39,725

Total assets	132,391,611

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	802,575
Investments purchased payable	666,962
Swap premiums received	281,802
Unrealized depreciation on OTC swaps	246,900
Capital shares redeemed payable	214,069
Swaps payable	107,799
Income dividends payable	69,445
Investment advisory fees payable	63,757
Bank overdraft	53,702
Service and distribution fees payable	37,417
Principal paydowns payable	25,606
Officer’s and Directors’ fees payable	3,142
Other affiliates payable	239
Other accrued expenses payable	112,809

Total liabilities	2,686,224

Net Assets	$129,705,387

Net Assets Consist of
Paid-in capital	$129,059,881
Distributions in excess of net investment income	(1,451,312)
Accumulated net realized loss	(2,725,888)
Net unrealized appreciation/depreciation	4,822,706

Net Assets	$129,705,387

Net Asset Value
Institutional — Based on net assets of $21,085,391 and 3,332,806 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.33

Investor A — Based on net assets of $82,397,508 and 13,032,972 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.32

Investor B — Based on net assets of $853,107 and 134,967 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.32

Investor C — Based on net assets of $18,877,351 and 2,986,322 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.32

Investor C1 — Based on net assets of $6,492,030 and 1,028,091 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.31

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$1,837,153
Dividends — unaffiliated	10,847
Dividends — affiliated	399
Foreign taxes withheld	(3,341)

Total income	1,845,058

Expenses
Investment advisory	367,207
Service — Investor A	93,276
Service and distribution — Investor B	3,956
Service and distribution — Investor C	96,915
Service and distribution — Investor C1	27,047
Transfer agent — Institutional	20,218
Transfer agent — Investor A	57,359
Transfer agent — Investor B	1,556
Transfer agent — Investor C	20,926
Transfer agent — Investor C1	5,814
Professional	40,064
Registration	37,488
Custodian	21,258
Printing	17,769
Accounting services	17,762
Officer and Directors	9,454
Miscellaneous	22,972

Total expenses	861,041
Less fees waived by Manager	(949)
Less transfer agent fees waived and/or reimbursed — class specific	(53,958)

Total expenses after fees waived and/or reimbursed	806,134

Net investment income	1,038,924

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,077,525
Financial futures contracts	(2,389,223)
Foreign currency transactions	(684,575)
Options written	8,006
Swaps	(17,815)

(6,082)

Net change in unrealized appreciation/depreciation on:
Investments	2,271,256
Financial futures contracts	(1,473,766)
Foreign currency translations	(228,301)
Swaps	(147,236)

421,953

Total realized and unrealized gain	415,871

Net Increase in Net Assets Resulting from Operations	$1,454,795

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	19

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$1,038,924	$2,644,340
Net realized gain (loss)	(6,082)	4,682,714
Net change in unrealized appreciation/depreciation	421,953	(5,562,882)

Net increase in net assets resulting from operations	1,454,795	1,764,172

Dividends to Shareholders From
Net investment income:
Institutional	(203,384)	(370,981)[1]
Investor A	(650,843)	(1,001,611)[1]
Investor B	(5,482)	(22,689)[1]
Investor C	(95,569)	(223,297)[1]
Investor C1	(37,249)	(85,807)[1]
Distributions in excess of net investment income:[2]
Institutional	—	(191,773)[1]
Investor A	—	(517,769)[1]
Investor B	—	(11,729)[1]
Investor C	—	(115,430)[1]
Investor C1	—	(44,356)[1]

Decrease in net assets resulting from dividends to shareholders	(992,527)	(2,585,442)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	8,088,944	(7,337,642)

Net Assets
Total increase (decrease) in net assets	8,551,212	(8,158,912)
Beginning of period	121,154,175	129,313,087

End of period	$129,705,387	$121,154,175

Distribution in excess of net investment income, end of period	$(1,451,312)	$(1,497,709)

[1] Determined in accordance with federal income tax regulations.
[2] Taxable distribution.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Financial Highlights

	Institutional
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$6.30		$6.34	$6.01	$6.03	$6.03	$5.92

Net investment income[1]	0.06		0.16	0.20	0.22	0.23	0.22
Net realized and unrealized gain (loss)	0.03		(0.05)	0.31	(0.06)[2]	0.02 [2]	0.37	[2]

Net increase from investment operations	0.09		0.11	0.51	0.16	0.25	0.59

Dividends and distributions from:
Net investment income	(0.06)		(0.10)[3]	(0.18)[3]	(0.18)[3]	(0.22)[3]	(0.48)[3]
Distributions in excess of net investment income	—		(0.05)[3,4]	—	—	—	—
Return of capital	—		—	—	—	(0.03)[3]	—

Total dividends and distributions	(0.06)		(0.15)	(0.18)	(0.18)	(0.25)	(0.48)

Net asset value, end of period	$6.33		$6.30	$6.34	$6.01	$6.03	$6.03

Total Investment Return[5]
Based on net asset value	1.46%	[6]	1.84%	8.67%	2.79%	4.24%	10.34%

Ratios to Average Net Assets
Total expenses	1.07%	[7]	1.08%	1.06%	1.09%	1.03%	1.09%

Total expenses after fees waived and/or reimbursed	0.97%	[7]	0.97%	1.02%	1.09%	1.03%	1.09%

Net investment income	2.06%	[7]	2.52%	3.21%	3.77%	3.73%	3.75%

Supplemental Data
Net assets, end of period (000)	$21,085		$20,820	$24,368	$27,615	$36,672	$41,525

Portfolio turnover	78%		144%	68%	99%	130%	201%	[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	21

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$6.30		$6.34	$6.01	$6.03	$6.03	$5.92

Net investment income[1]	0.06		0.14	0.18	0.21	0.21	0.21
Net realized and unrealized gain (loss)	0.01		(0.04)	0.32	(0.06)[2]	0.03 [2]	0.36	[2]

Net increase from investment operations	0.07		0.10	0.50	0.15	0.24	0.57

Dividends and distributions from:
Net investment income	(0.05)		(0.09)[3]	(0.17)[3]	(0.17)[3]	(0.21)[3]	(0.46)[3]
Distributions in excess of net investment income	—		(0.05)[3,4]	—	—	—	—
Return of capital	—		—	—	—	(0.03)[3]	—

Total dividends and distributions	(0.05)		(0.14)	(0.17)	(0.17)	(0.24)	(0.46)

Net asset value, end of period	$6.32		$6.30	$6.34	$6.01	$6.03	$6.03

Total Investment Return[5]
Based on net asset value	1.19%	[6]	1.62%	8.44%	2.56%	4.00%	10.11%

Ratios to Average Net Assets
Total expenses	1.28%	[7]	1.30%	1.27%	1.31%	1.26%	1.30%

Total expenses after fees waived and/or reimbursed	1.19%	[7]	1.19%	1.23%	1.31%	1.26%	1.30%

Net investment income	1.83%	[7]	2.28%	3.00%	3.54%	3.47%	3.54%

Supplemental Data
Net assets, end of period (000)	$82,398		$71,968	$68,031	$67,108	$76,388	$75,509

Portfolio turnover	78%		144%	68%	99%	130%	201%	[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Financial Highlights (continued)

	Investor B
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$6.30		$6.34	$6.01	$6.03	$6.03	$5.92

Net investment income[1]	0.03		0.11	0.15	0.18	0.18	0.18
Net realized and unrealized gain (loss)	0.02		(0.05)	0.31	(0.06)[2]	0.03 [2]	0.36	[2]

Net increase from investment operations	0.05		0.06	0.46	0.12	0.21	0.54

Dividends and distributions from:
Net investment income	(0.03)		(0.06)[3]	(0.13)[3]	(0.14)[3]	(0.18)[3]	(0.43)[3]
Distributions in excess of net investment income	—		(0.04)[3,4]	—	—	—	—
Return of capital	—		—	—	—	(0.03)[3]	—

Total dividends and distributions	(0.03)		(0.10)	(0.13)	(0.14)	(0.21)	(0.43)

Net asset value, end of period	$6.32		$6.30	$6.34	$6.01	$6.03	$6.03

Total Investment Return[5]
Based on net asset value	0.83%	[6]	1.00%	7.82%	2.02%	3.47%	9.54%

Ratios to Average Net Assets
Total expenses	1.91%	[7]	1.82%	1.82%	1.84%	1.78%	1.83%

Total expenses after fees waived and/or reimbursed	1.91%	[7]	1.82%	1.81%	1.84%	1.78%	1.82%

Net investment income	1.01%	[7]	1.71%	2.44%	3.03%	2.94%	3.03%

Supplemental Data
Net assets, end of period (000)	$853		$1,257	$2,614	$4,058	$6,919	$8,595

Portfolio turnover	78%		144%	68%	99%	130%	201%	[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	23

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$6.30		$6.34	$6.01	$6.03	$6.03	$5.92

Net investment income[1]	0.03		0.10	0.14	0.16	0.17	0.16
Net realized and unrealized gain (loss)	0.02		(0.05)	0.31	(0.05)[2]	0.02 [2]	0.37	[2]

Net increase from investment operations	0.05		0.05	0.45	0.11	0.19	0.53

Dividends and distributions from:
Net investment income	(0.03)		(0.06)[3]	(0.12)[3]	(0.13)[3]	(0.17)[3]	(0.42)[3]
Distributions in excess of net investment income	—		(0.03)[3,4]	—	—	—	—
Return of capital	—		—	—	—	(0.02)[3]	—

Total dividends and distributions	(0.03)		(0.09)	(0.12)	(0.13)	(0.19)	(0.42)

Net asset value, end of period	$6.32		$6.30	$6.34	$6.01	$6.03	$6.03

Total Investment Return[5]
Based on net asset value	0.81%	[6]	0.84%	7.59%	1.78%	3.22%	9.30%

Ratios to Average Net Assets
Total expenses	2.09%	[7]	2.10%	2.07%	2.08%	2.02%	2.05%

Total expenses after fees waived and/or reimbursed	1.96%	[7]	1.95%	2.02%	2.08%	2.02%	2.05%

Net investment income	1.09%	[7]	1.55%	2.21%	2.77%	2.71%	2.75%

Supplemental Data
Net assets, end of period (000)	$18,877		$19,944	$24,748	$24,516	$27,260	$30,449

Portfolio turnover	78%		144%	68%	99%	130%	201%	[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

24	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Financial Highlights (concluded)

	Investor C1
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,
		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$6.29	$6.33	$6.00	$6.02	$6.02	$5.91

Net investment income[1]	0.03	0.10	0.15	0.18	0.18	0.18
Net realized and unrealized gain (loss)	0.02	(0.04)	0.31	(0.06)[2]	0.03 [2]	0.36	[2]

Net increase from investment operations	0.05	0.06	0.46	0.12	0.21	0.54

Dividends and distributions from:
Net investment income	(0.03)	(0.07)[3]	(0.13)[3]	(0.14)[3]	(0.18)[3]	(0.43)[3]
Distributions in excess of net investment income	—	(0.03)[3,4]	—	—	—	—
Return of capital	—	—	—	—	(0.03)[3]	—

Total dividends and distributions	(0.03)	(0.10)	(0.13)	(0.14)	(0.21)	(0.43)

Net asset value, end of period	$6.31	$6.29	$6.33	$6.00	$6.02	$6.02

Total Investment Return[5]
Based on net asset value	0.87% [6]	0.95%	7.81%	2.00%	3.42%	9.50%

Ratios to Average Net Assets
Total expenses	1.84%[7]	1.85%	1.84%	1.87%	1.83%	1.87%

Total expenses after fees waived and/or reimbursed	1.84%[7]	1.85%	1.83%	1.87%	1.83%	1.86%

Net investment income	1.11%[7]	1.63%	2.41%	3.00%	2.89%	2.98%

Supplemental Data
Net assets, end of period (000)	$6,492	$7,166	$9,552	$11,279	$14,784	$18,840

Portfolio turnover	78%	144%	68%	99%	131%	201%	[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	25

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Investor C1 Shares are only available through dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price

26	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	27

Notes to Financial Statements (continued)

gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or

28	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin Variation margin is recorded by the Fund as unrealized appreciation or depreciation and if applicable as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	29

Notes to Financial Statements (continued)

some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments, including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

30	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	$218,166	$704,488
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]	281,735	802,575
Credit contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC Swaps; Swap premiums paid/received	134,536	399,822

Total		$634,437	$1,906,885

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in Schedule Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	31

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts . . . . . . . . . . . . . . . . . . . .	$(2,389,223)	$(1,473,766)
Swaps . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,269)	(90,324)
Options[1] . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .	(6,695)	(19,643)
Foreign currency exchange contracts:
Foreign currency transactions/translations	(363,976)	(255,672)
Credit Contracts:
Swaps	(13,546)	(56,912)

Total	$(2,777,709)	$(1,866,317)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts — U.S. dollars purchased	16
Average number of contracts — U.S. dollars sold	658
Average U.S. dollar amounts purchased	$3,083,927
Average U.S. dollar amounts sold	$98,969,049
Forward Foreign currency exchange contracts:
Average number of contracts — U.S. dollars purchased	30
Average number of contracts — U.S .dollars sold	24
Average U.S. dollar amounts purchased	$103,457,733
Average U.S. dollar amounts sold	$39,458,690
Options:
Average number of option contracts purchased	3,316,500
Average number of option contracts written	(440,250)
Average notional value of option contracts purchased	$4,553,562
Average notional value of option contracts written	$(606,510)
Credit default swaps:
Average number of contracts — buy protection	12
Average number of contracts — sell protection	11
Average notional value — buy protection	$4,995,197
Average notional value — sell protection	$3,179,464
Interest rate swaps:
Average number of contracts — pays fixed rate	6
Average number of contracts — receives fixed rate	6
Average notional value — pays fixed rate . . . .	$5,766,326
Average notional value — receives fixed rate	$7,486,352

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not, the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

32	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark- to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of June 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$5,863	—
Forward foreign currency exchange contracts	263,409	$802,575
Options	18,326	—
Centrally cleared swaps	44,857	—
Swaps — OTC[1]	187,183	528,702

Total derivative assets and liabilities in the Statement of Assets and Liabilities	519,638	1,331,277

Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(50,720)	—

Total derivative assets and liabilities subject to an MNA	$468,918	$1,331,277

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund as of June 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[2]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
Bank of America N.A.	$20,291	$(87)	—	—	$20,204
The Bank of New York Mellon	375	—	—	—	375
Barclays Bank PLC	148,280	(100,805)	—	—	47,475
BNP Paribas S.A.	33,851	(17,105)	—	—	16,746
Citibank N.A.	4,027	(4,027)	—	—	—
Credit Suisse International	31,497	(20,234)	—	—	11,263
Deutsche Bank AG	106,299	(106,299)	—	—	—

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	33

Notes to Financial Statements (continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Goldman Sachs International	$1,080	$(1,080)	—	—	$—
HSBC Bank PLC	14,673	(12,486)	—	—	2,187
JPMorgan Chase Bank N.A.	65,565	(65,565)	—	—	—
Morgan Stanley & Co. International PLC	14,795	(5,615)	—	—	9,180
Morgan Stanley Capital Services LLC	4,652	—	—	—	4,652
UBS AG	23,533	(23,533)	—	—	—
Total	$468,918	$(356,836)	—	—	$112,082

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$87	$(87)	—	—	—
Barclays Bank PLC	100,805	(100,805)	—	—	—
BNP Paribas S.A.	17,105	(17,105)	—	—	—
Citibank N.A.	336,072	(4,027)	—	—	$332,045
Credit Suisse International	20,234	(20,234)	—	—	—
Deutsche Bank AG	304,504	(106,299)	—	—	198,205
Goldman Sachs International	2,231	(1,080)	—	—	1,151
HSBC Bank PLC	12,486	(12,486)	—	—	—
JPMorgan Chase Bank N.A.	115,619	(65,565)	—	—	50,054
Morgan Stanley & Co. International PLC	5,615	(5,615)	—	—	—
Royal Bank of Scotland PLC	38,630	—	—	—	38,630
UBS AG	377,889	(23,533)	—	—	354,356
Total	$1,331,277	$(356,836)	—	—	$974,441

[3]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[4]	Net amount represents the net amount receivable from the counterparty in the event of default.

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

Effective May 1, 2014, the Manager contractually agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. Prior to May 1, 2014, this waiver and/or reimbursement was voluntary. The current expense

34	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)

limitation as a percentage of average daily net assets is as follows: 0.97% for Institutional; 1.19% for Investor A, and 1.96% for Investor C. This contractual waiver and/or reimbursement is effective through May 1, 2015. These amounts are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the six months ended June 30, 2014, the amounts waived and/or reimbursed were as follows:

Institutional	$9,919
Investor A	$31,598
Investor C	$12,441

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired.

For the six months ended June 30, 2014, the Fund reimbursed the Manager $541 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2014, the Fund paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations:

Institutional	$3

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$831
Investor A	$1,053
Investor B	$2
Investor C	$258
Investor C1	$9

For the six months ended June 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,932.

For the six months ended June 30, 2014, affiliates received CDSC’s as follows:

Investor B	$51
Investor C	$1,235

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	35

Notes to Financial Statements (continued)

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities, for the six months ended June 30, 2014, were $87,809,782 and $89,877,502, respectively.

7. Income Tax Information:

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$972,402
2018	1,131,250

Total	$2,103,652

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$121,815,097

Gross unrealized appreciation	$6,843,929
Gross unrealized depreciation	(1,056,554)

Net unrealized appreciation	$5,787,375

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2014.

9. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

36	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (concludued)

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	342,954	$2,166,013	480,993	$3,021,644
Shares issued to shareholders in reinvestment of dividends	21,410	135,195	59,184	371,435
Shares redeemed	(335,137)	(2,115,703)	(1,078,432)	(6,762,807)

Net increase (decrease)	29,227	$185,505	(538,255)	$(3,369,728)

Investor A
Shares sold and automatic conversion of shares	2,914,699	$18,414,932	3,670,300	$22,969,435
Shares issued to shareholders in reinvestment of dividends	84,243	531,748	185,173	1,161,014
Shares redeemed	(1,393,320)	(8,790,038)	(3,161,120)	(19,831,573)

Net increase	1,605,622	$10,156,642	694,353	$4,298,876

Investor B
Shares sold	2,899	$18,192	20,093	$126,799
Shares issued to shareholders in reinvestment of dividends	681	4,300	4,220	26,502
Shares redeemed and automatic conversion of shares	(68,299)	(430,589)	(237,103)	(1,489,417)

Net decrease	(64,719)	$(408,097)	(212,790)	$(1,336,116)

Investor C
Shares sold	272,697	$1,720,149	712,087	$4,479,785
Shares issued to shareholders in reinvestment of dividends	12,071	76,181	42,435	266,380
Shares redeemed	(465,690)	(2,941,079)	(1,492,260)	(9,355,675)

Net decrease	(180,922)	$(1,144,749)	(737,738)	$(4,609,510)

Investor C1
Shares sold	17,455	$110,007	16,068	$100,742
Shares issued to shareholders in reinvestment of dividends	3,999	25,205	13,652	85,624
Shares redeemed	(132,552)	(835,569)	(399,281)	(2,507,530)

Net decrease	(111,098)	$(700,357)	(369,561)	$(2,321,164)

Total Net Increase (Decrease)	1,278,110	$8,088,944	(1,163,991)	$(7,337,642)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock World Income Fund, Inc. (the “Fund”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc., with respect to the Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

38	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, second and third quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a continuation of the contractual cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

40	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	41

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Financial Management, Inc. New York, NY 10055 BlackRock International Limited Edinburgh EH3 8BL United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

42	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015
2017
2019
2021
2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund
	LifePath® Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2014	45

This report is intended for existing Shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

WI-6/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date:	September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date:	September 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date:	September 3, 2014

3